UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 12b-25
                           NOTIFICATION OF LATE FILING


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SEC FILE NUMBER
0-21990
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CUSIP NUMBER
691828-10-7
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(Check One): /X/Form 10-K  /_/Form 20-F /_/Form 11-K /_/Form 10-Q /_/Form N-SAR

          For Period Ended: December 31, 1997
          [ ] Transition Report on Form 10-K
          [ ] Transition  Report on Form 20-F
          [ ] Transition Report on Form 11-K
          [ ] Transition  Report on Form 10-Q
          [ ] Transition  Report on Form N-SAR
          For the  Transition  Period Ended:------------------------------------



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 Read Attached Instruction Sheet Before Preparing Form. Please Print or Type.

          Nothing in this form shall be construed to imply that the Commission has verified any information contained herein.

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If the notification  relates to a portion of the filing checked above,  identify the Item(s) to which the notification relates:


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PART I -- REGISTRANT INFORMATION


     OXiGENE, Inc.
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Full Name of Registrant


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Former Name if Applicable


One Copley Place, Suite 602
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Address of Principal Executive Office (Street and Number)


Boston, MA 02116
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City, State and Zip Code



PART II -- RULES 12b-25(b) AND (c)

If the subject report could not be filed without unreasonable effort or expense and the registrant seeks relief pursuant to Rule 12b-25(b), the following should be completed. (Check box if appropriate)

               (a) the reasons described in reasonable detail in Part III of this form could not be eliminated without unreasonable effort or expense;


               (b) The subject annual report, semi-annual report, transition report on From 10-K, Form 20-F, 11-K or Form N-SAR, or portion thereof, will be filed on
/X/ or before the fifteenth calendar day following the prescribed due date; or the subject quarterly report of transition report on Form 10-Q, or portion thereof will be filed on or before the fifth calendar day following the prescribed due date; and


               (c)  The   accountant's   statement  or  other  exhibit
                    required by Rule 12b-25(c) has been attached if applicable.

PART III -- NARRATIVE

State below in reasonable detail the reasons why Form 10-K and Form 10-KSB, 20-F, 11-K, 10-Q Form 10-QSB, N-SAR, or the transition report or portion thereof, could not be filed within the prescribed time period.

     All information necessary to complete the filing has not yet been compiled.


                                                 (Attach Extra Sheets if Needed)
                                                                SEC  1344 (6/94)


PART IV -- OTHER INFORMATION

(1) Name and telephone number of person to contact in regard to this notification


          Gerald A. Eppner                 (212)                  504-6286
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               (Name)                   (Area Code)          (Telephone Number)



(2) Have all other periodic reports required under Section 13 or 15(d) of the Securities Exchange Act of 1934 or Section 30 of the Investment Company Act of 1940 during the preceding 12 months or for such shorter period that the registrant was required to file such report(s) been filed? If answer is no, identify report(s).

     /X/ Yes        /_/ No




(3) Is it anticipated that any significant change in results of operations from the corresponding period for the last fiscal year will be reflected by the earnings statements to be included in the subject report or portion thereof?

     /_/ Yes        /X/ No

     If so, attach an explanation of the anticipated change, both narratively and quantitatively, and, if appropriate, state the reasons why a reasonable estimate of the results cannot be made.















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                                  OXiGENE, Inc.
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                  (Name of Registrant as Specified in Charter)


has caused this notification to be signed on its behalf by the undersigned hereunto duly authorized.


Date    March 27, 1998                         By    /s/ Bo A. Haglund
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                                                 Title:  Chief Financial Officer